EXHIBIT 10.2

THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE SELECTED BY THE HOLDER), IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT.

Principal Amount: $[____________]	Issue Date: August [__________], 2023

OPENLOCKER HOLDINGS, INC.

PROMISSORY NOTE

Holder: __________________

FOR VALUE RECEIVED, pursuant to the terms and conditions of this Promissory Note (this “Note”), OpenLocker Holdings, Inc., a Delaware corporation (the “Company”), hereby promises to pay to the order of the holder named above, or registered assigns (the “Holder”), on the one year anniversary of the Issue Date as set forth above (the “Maturity Date”), or such earlier date as may be required hereunder, the principal amount as set forth above (the “Principal Amount”), and to pay interest on the outstanding Principal Amount at the rate of ten percent (10%) per annum, simple interest, to be paid at the same time as the Principal Amount, in each case to the extent that this Note and the Principal Amount and any accrued interest hereunder (the “Indebtedness”) has not been earlier repaid or due to be repaid as set forth herein, and subject to the other terms, conditions and limitations herein. Interest shall commence accruing on the date hereof (the “Issue Date”), computed on the basis of a 365-day year and the actual number of days elapsed, and shall be payable as set forth herein. The Holder and the Company may be referred to herein individually as a “Party” and collectively as the “Parties”.

This Note is entered into pursuant to a Note Purchase Agreement by and between the Company and the Holder dated as of the Issue Date (the “Agreement”) and is subject to the terms and conditions thereof. This Note is one of a series of promissory notes being issued by the Company on or about the Issue Date, all being of like tenor, terms and conditions, pursuant to an offering of such promissory notes by the Company (the “Offering”), with all of such promissory notes issued in the Offering being referred to as the “Offering Notes”.

This Note will rank senior in right of payment to the Company’s capital stock. This Note is not a certificate of deposit or similar obligation of, and is not guaranteed or insured by, any depository institution, the Federal Deposit Insurance Corporation, the Securities Investor Protection Corporation or any other governmental or private fund or entity.

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The following terms shall apply to this Note:

Section 1. Definitions. Defined terms used herein without definition have the meanings given them in the Agreement.

Section 2. Interest; Payments and Prepayment.

(a) Interest on this Note shall accrue on a simple interest, non-compounded basis, and shall be added to the outstanding Principal Amount on the Maturity Date or such earlier date as the Indebtedness may be payable or paid hereunder or may be due hereunder pursuant to the terms herein.

(b) The Holder, at any time and in Holder’s sole discretion, may demand that the then- unrepaid Indebtedness be repaid in full at such time. Upon any such demand, the Company shall repay the unrepaid Indebtedness in full within one Business Day of such Demand.

(c) In the event that, at any time after the Issue Date, the Company receives or raises any capital through the sale or issuance of any Equity Securities (as defined below) or debt securities of the Company, then the Company shall utilize all of such capital raised (the “Proceeds”), to repay the then-unrepaid Indebtedness pursuant to this Note and all amounts then due and payable pursuant to the other Offering Notes at such time (collectively, the “Offering Indebtedness”), with such Proceeds being apportioned pro rata to the repayment of this Note and the other Offering Notes based on the respective portion of the Offering Indebtedness then due and payable with respect to this Note and the other Offering Notes, in each case without any further action or demand of either of the Parties, with such repayment to be made on the first Business Day following the receipt by the Company of the Proceeds. By way of example and not limitation, in the event that the Proceeds are $20,000, the Indebtedness hereunder is $2,000, and the amounts owed under the other Offering Notes total $8,000, then $4,000 of the Proceeds shall be used to repay the Indebtedness hereunder and $16,000 of the Proceeds shall be used to repay the amounts owed pursuant to the other Offering Notes. For purposes herein, “Equity Security” means (i) any capital stock or similar security of the Company, (ii) any security of the Company convertible into or exchangeable for any security described in clause (i), (iii) any option, warrant, or other right issued by the Company to purchase or otherwise acquire any security described in clauses (i) or (ii), and (iv) any “equity security” within the meaning of the Securities Exchange Act of 1934, as amended.

(d) The Company may, at its sole option, elect to prepay all or any part of the Indebtedness at any time, without penalty.

(e) To the extent not earlier paid, all Indebtedness shall be due and payable on the Maturity Date.

(f) In the event that any amount due hereunder is not paid as and when due, such amounts shall accrue interest at the rate of 20% per year, simple interest, non-compounding, until paid.

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Section 3. Events of Default.

(a) The Holder may elect to declare an “Event of Default” if any of the following conditions or events shall occur and be continuing:

(i)	the Company fails to pay the then-outstanding Indebtedness on any date any such amounts become due and payable, and any such failure is not cured within three Business Days of written notice thereof by Holder;

(ii)	the Company shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator; (ii) make a general assignment for the benefit of the Company’s creditors; or (iii) commence a voluntary case under the U.S. Bankruptcy Code as now and hereafter in effect, or any successor statute;

(iii)	a proceeding or case shall be commenced, without the application or consent of the Company, in any court of competent jurisdiction, seeking (1) liquidation, reorganization or other relief with respect to it or its assets or the composition or readjustment of its debts, or (2) the appointment of a trustee, receiver, custodian, liquidator or the like of any substantial part of its assets, and, in each case, such proceedings or case shall continue undismissed, or an order, judgment or decree approving or ordering any of the foregoing shall be entered and continue unstayed and in effect, for a period of 60 days, if in the United States, or 90 days, if outside of the United States; or an order for relief against the Company shall be entered in an involuntary case under any bankruptcy, insolvency, composition, readjustment of debt, liquidation of assets or similar Law of any jurisdiction; or

(iv)	a breach of or default by the Company of any of the terms and provisions of this Note which has not been cured within 5 days of written notice therefore from the Holder to the Company.

(b) Consequences of Events of Default. If an Event of Default has occurred and is continuing (i) the Holder may, by notice to the Company, declare all or any portion of the then outstanding Indebtedness due and payable, and the Note shall thereupon become, immediately due and payable in full and in cash; (ii) the Holder shall have the right to pursue any other remedies that the Holder may have under applicable law and/or in equity; (iii) the Holder shall have the right to pursue any other remedies that the Holder may have in or under the Buyer’s Security Interest (such term is used herein as it is defined in the Agreement) if applicable; (iv) the entire unpaid and outstanding Principal Amount together with accrued interest thereon, shall bear interest at an interest rate equal to twenty percent (20%) per annum, compounded annually; and/or (v) in the event that the Holder incurs expenses in the enforcement of its rights hereunder, including but not limited to attorneys’ fees, then the Company shall immediately reimburse the Holder the reasonable costs thereof.

Section 4. Miscellaneous.

(a) Notices. Any notice or other communications required or permitted hereunder shall be in writing and shall be given in accordance with the terms of the Agreement.

(b) Absolute Obligation. Except as expressly provided herein, no provision of this Note shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay principal and damages, as applicable, on this Note at the time, place, and rate, and in the coin or currency, herein prescribed.

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(c) Lost or Mutilated Note. If this Note shall be mutilated, lost, stolen or destroyed, the Company shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated Note, or in lieu of or in substitution for a lost, stolen or destroyed Note, a new Note so mutilated, lost, stolen or destroyed, but only upon receipt of evidence of such loss, theft or destruction of this Note, and of the ownership hereof reasonably satisfactory to the Company.

(d) Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Note, including, without limitation, tort claims, statutory claims and contract claims, shall be interpreted, construed, governed and enforced under and in accordance with the substantive and procedural Laws of the State of Florida in each case as in effect from time to time and as the same may be amended from time to time, and as applied to agreements performed wholly within the State of Florida. Each Party agrees that all legal proceedings concerning the interpretation, enforcement and defense of the transactions contemplated by this Note (whether brought against a Party or its respective Affiliates, directors, officers, shareholders, employees or agents) shall be commenced in the state and federal courts sitting in Palm Beach County, Florida (the “Selected Courts”). Each Party hereby irrevocably submits to the exclusive jurisdiction of the Selected Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of this Note), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such Selected Courts, or such Selected Courts are improper or inconvenient venue for such proceeding. Each Party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such Party at the address in effect for notices to it under this Note and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by applicable law. If any Party shall commence an action or proceeding to enforce any provisions of this Note, then the prevailing Party in such action or proceeding shall be reimbursed by the other Party for its attorneys’ fees and other costs and expenses incurred in the investigation, preparation and prosecution of such action or proceeding.

(e) Waiver of Jury Trial. EACH OF THE COMPANY AND THE HOLDER HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS NOTE. EACH OF THE COMPANY AND THE HOLDER CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE HOLDER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE HOLDER WOULD NOT, IN THE EVENT OF LITIGATION, ABIDE BY THE FOREGOING WAIVER, (B) EACH OF THE COMPANY AND THE HOLDER UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) EACH OF THE COMPANY AND THE HOLDER MAKES THIS WAIVER VOLUNTARILY, AND (D) EACH OF THE COMPANY AND THE HOLDER HAS ENTERED INTO THIS NOTE FREELY AND FULLY UNDERSTANDS THE WAIVER IN THIS Section 4(e).

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(f) Waiver. Any waiver by the Company or Holder of a breach of any provision of this Note shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Note or a waiver by any other Holders. The failure of the Company or Holder to insist upon strict adherence to any term of this Note on one or more occasions shall not be considered a waiver or deprive that Party (or any other Holder) of the right thereafter to insist upon strict adherence to that term or any other term of this Note on any other occasion. Any waiver by the Company or Holder must be in writing.

(g) Severability. If any provision of this Note is invalid, illegal or unenforceable, the balance of this Note shall remain in effect, and if any provision is inapplicable to any Person or circumstance, it shall nevertheless remain applicable to all other Persons and circumstances. If it shall be found that any amount deemed interest due hereunder violates the applicable law governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum rate of interest permitted under applicable law.

(h) Next Business Day. Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

(i) Entire Agreement. This Note (including any recitals hereto) and the Agreement set forth the entire understanding of the Parties with respect to the subject matter hereof, and shall not be modified or affected by any offer, proposal, statement or representation, oral or written, made by or for any party in connection with the negotiation of the terms hereof, and may be modified only by instruments signed by both Parties.

(j) Assignment. No Party shall have any power or any right to assign or transfer, in whole or in part, this Note, or any of its rights or any of its obligations hereunder, including, without limitation, any right to pursue any claim for damages pursuant to this Note or the transactions contemplated herein, or to pursue any claim for any breach or default of this Note, or any right arising from the purported assignor’s due performance of its obligations hereunder, including by merger, consolidation, operation of law, or otherwise, without the prior written consent of the other Party and any such purported assignment in contravention of the provisions herein shall be null and void and of no force or effect. This Note shall be binding upon and shall inure to the benefit of the Parties and their respective successors and permitted assigns.

(k) Headings. The headings contained herein are for convenience only, do not constitute a part of this Note and shall not be deemed to limit or affect any of the provisions hereof.

(l) Currency. All dollar amounts are in U.S. dollars.

(m) Counterparts. This Note may be executed in multiple counterparts, each of which shall be deemed an original and all of which taken together shall be but a single instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the undersigned have executed this Note as of the Issue Date.

OpenLocker Holdings, Inc.

By:
Name:
Title:

Agreed and accepted:

Holder:

By:

Name:

Title:
(if applicable)

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